EXHIBIT 10.2

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the “Agreement”) is made and entered into this 1st day of  April 2008 (the “Effective Date”) by and between Alliance One International, Inc. a Virginia corporation (“AOI”); and James A. Cooley (“Consultant”).

 W I T N E S S E T H:

WHEREAS, AOI is engaged in business as an international leaf tobacco dealer, and the Consultant has expertise in the international leaf tobacco business; and

WHEREAS, AOI desires to contract with Consultant in order to obtain his services on the terms and conditions herein set forth; and

WHEREAS, AOI does not expect to request and Consultant does not wish to provide services at a level exceeding fifteen percent (15%) of the average level of bona fide services provided by Consultant to AOI during the 36-month period immediately preceding the Effective Date.

NOW, THEREFORE, in consideration of the premises and promises herein expressed, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

Section 1.

Term.

This Agreement shall commence on April 1st, 2008 and shall continue until June 30, 2008.

Section 2.

Consulting Services.

During the Term, Consultant hereby agrees to provide to AOI, on the terms and conditions herein set forth, advice and assistance (the “Services”).  Consultant further agrees to devote such time as may be reasonably necessary to perform the Services, to coordinate his work hereunder with such AOI representatives as may from time to time be designated, and to abide by and comply with AOI's policies as they are communicated to him.  In addition, Consultant expressly acknowledges and agrees that he may neither assign his rights and/or obligations under this Agreement nor subcontract any of Services to be performed hereunder, without the Company’s prior written consent.  Consultant shall not be asked to perform services at a level exceeding fifteen percent (15%) of the average level of bona fide services provided by Consultant to AOI during the 36-month period immediately preceding the Effective Date.

Section 3.

Independent Contractor.

The parties understand and agree that each is an independent contractor engaged in the operation of its own respective business, that neither party shall be considered to be the agent, master or servant of the other party for any purpose, and that neither has any general authority to enter into any contract, to assume any obligations or to make any warranties or representations on behalf of the other.  Further, nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, or a joint venture relationship between Consultant and AOI.  As an independent contractor, Consultant shall be free to provide the Services in whatever fashion he deems appropriate consistent with the terms of this Agreement. The parties expressly acknowledge and agree that Consultant is not AOI’s employee, that AOI is not required to provide Consultant with worker's compensation insurance or other similar insurance coverage, and that Consultant is responsible, inter alia, for the payment of all employment-related taxes and withholdings in connection with his compensation hereunder, including without limitation federal and state income, Social Security, Medicare and unemployment taxes.

Section 4.

Compensation.

In consideration for the Services to be rendered by Consultant hereunder, AOI hereby agrees to pay to Consultant $25,667.67 Dollars per month during the continuation of this Agreement.  Such amount shall be paid by AOI to Consultant on a monthly basis in arrears, with the first payment due on April 30, 2008 or within ten business days thereafter.  Consultant shall be reimbursed for all reasonable and necessary business expenses, including travel, incurred in the performance of the Services; provided, however, that such expenses shall have been approved in advance in writing by AOI.  To be eligible for reimbursement, expenses must be incurred and billed no later than June 30, 2008.  Reimbursements shall be made to Consultant promptly upon Consultant’s submission of billing statements to AOI but in no event later than December 31, 2008.

Section 5.

Non-Compete.

During the continuation of this Agreement (or any extensions or renewals hereof), Consultant agrees that he will not, directly or indirectly, render similar services to any person, firm, corporation, association, limited liability company, partnership, joint venture, business trust, or other entity, or any combination or number thereof, which compete(s) with AOI in any market as a leaf tobacco dealer.  Consultant agrees that the covenant herein set out is reasonably necessary to the legitimate interests of AOI, is reasonable with respect to time and material restrictions, and does not interfere with the interests of the public.  Consultant further covenants and warrants to AOI that this Agreement is entered into willingly by and on behalf of Consultant for valuable consideration, and that this covenant not to compete shall be fully enforceable, both at law and in equity.

Section 6.

Confidentiality and Non-Disclosure.

Consultant acknowledges that the management structure and techniques, existing and/or prospective customer information, pricing information, products, goods and services, methods and/or practices of doing business, manner of operation and/or processes, market information, business and marketing plans of AOI and/or AOI’s corporate parent and affiliates (AOI, together with its corporate parent, affiliates, and their respective officers, directors, shareholders, agents, and employees being individually or collectively, the “AOI Group”), and any other secret or confidential information of any kind, nature or description, which is required to be maintained as such for the continued success of the AOI Group and its business (including without limitation the terms of this Agreement or any exhibits hereto, the Services, or other data of any kind or nature), is valuable, special and proprietary information, and constitutes a unique asset that is collectively deemed to be a trade secret (the “Confidential Information”). Consultant agrees to hold in confidence and not at any time during or after the Term, to disseminate, divulge, disclose or communicate directly or indirectly, information of any kind, nature or description relating in any way to the Confidential Information to any person, firm, corporation, association, limited liability company, partnership, business trust or other entity, governmental unit or agency, or any combination or number thereof, or use for his individual benefit any Confidential Information received or obtained from the AOI Group, regardless of medium.  In addition, Consultant specifically agrees to return to AOI, upon demand, any and all copies and/or derivations of the Confidential Information in any form whatsoever, including without limitation any photocopies, reports, memoranda, and/or electronically created or stored information.

Section 7.

Termination.

This Agreement shall be terminable by either party in the event the other party hereto continues to be in breach of any material representation, covenant, condition, or obligation of this Agreement, following fifteen (15) days' prior written notice thereof.

Section 8.

Governing Law.

This Agreement shall be deemed to have been made and entered into in the State of North Carolina, and shall be governed by and construed in accordance with the laws of such jurisdiction.  Accordingly, Consultant irrevocably submits to the nonexclusive jurisdiction of the courts of the United States for the Eastern District of North Carolina, and the courts of the State of North Carolina, and waives any objection to the jurisdiction of such courts on the ground of venue, inconvenient forum, or otherwise, but without prejudice to the right of AOI to commence proceedings against Consultant in any other jurisdiction.  The parties acknowledge and agree that the provisions of this section are reasonable because AOI is headquartered in North Carolina and has significant operations and employees in North Carolina, and AOI has a legitimate business need for consistency in the interpretation of its contracts.  This Agreement has been entered into and has been executed by AOI in North Carolina following its execution by Consultant.

Section 9.

Miscellaneous.

In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining portion of such provision and the remaining provisions of this Agreement shall be unaffected thereby, and shall remain in full force and effect.  Further, this Agreement may not be modified, amended, or changed in any respect except in a writing duly signed by AOI and Consultant.  No waiver of any of AOI’s rights hereunder shall be deemed to be made unless the same shall be in writing, duly signed on behalf of AOI, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of AOI in any other respect at any other time.  This Agreement shall in all respects survive the termination of Consultant’s engagement by AOI, and shall inure to the benefit of, and may be enforced by AOI, its corporate affiliates, and their respective successors or assigns.  Finally, the parties agree that all pronouns and any variations thereof herein contained shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, entity or entities, may require.

IN WITNESS WHEREOF, the parties hereto have made and entered into this Agreement in one or more counterparts, as of the day and year first above written.

/s/  James A. Cooley

James A. Cooley (signature)

                                           , Individually

(Consultant)

/s/  Michael K. McDaniel

__________________________________________

Alliance One International, Inc.

By:      Michael K. McDaniel (signature)

__________________________________________

SVP – Human Resources

Title:  _____________________________________

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